SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                      20549






                                    FORM 8-K




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 31, 1995

                              ANGELES PARTNERS XIV
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-14248              95-3959771
   (State or other jurisdiction of   (Commission          (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                               Number)


                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina  29602
                     (Address of Principal Executive Office)


        Registrant's telephone number, including area code (803) 239-1000









ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

    On August 31, 1995, the Partnership sold Building 47 of the Dayton Industrial Complex, located at 3920 Space Drive, Vandalia, Ohio, 45377. The property was sold to Mid-States Development Company, an affiliate of Miller-Valentine Realty, an Ohio corporaton ("MV"). In March 1992, the Partnership entered into an incentive management agreement with MV. An affiliate of MV was the original seller of the Dayton Industrial Complex to the Partnership. Pursuant to the agreement, MV was appointed exclusive leasing agent, property manager and sales agent for these properties. The General Partner believed that the sale of the property was in the best interest of the Partnership. Total consideration was $4,192,500.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(B).      PRO FORMA FINANCIAL INFORMATION

    Building 47 of the Dayton Industrial Complex was sold on August 31, 1995, to a related third party. The following unaudited condensed balance sheet of the Partnership assumes the property had been disposed of at June 30, 1995.

                                                 Pro Forma Balance Sheet
                                                       (Unaudited)

                                      June 30,                          June 30,
                                        1995         Pro Forma            1995
                                     As Reported    Adjustments        Pro Forma
Cash                                $    416,632                      $    416,632
Other assets                           1,960,638    $   (87,473) (1)     1,873,165

Land                                   4,943,257       (793,201) (1)     4,150,056
Buildings & related personal
       property                       26,177,073     (3,196,467) (1)    22,980,606

Total assets                        $ 33,497,600    $(4,077,141)      $ 29,420,459


Accounts payable and accrued
       liabilities                  $  5,010,083    $   (87,802) (1)  $  4,922,281
Notes payable                         52,207,089     (4,019,875) (1)    48,187,214

       Total liabilities              57,217,172     (4,107,677)        53,109,495
Partners' deficit                    (23,719,572)        30,536  (1)   (23,689,036)

Total liabilities and partner's
       deficit                      $ 33,497,600    $(4,077,141)      $ 29,420,459

(1) Represents pro forma adjustments to reflect the removal of assets and liabilities related to the sale of Building 47 of the Dayton Industrial Complex.






       The following pro forma statements of loss assume that Building 47 of the Dayton Industrial Complex had been sold as of December 31, 1994 and 1993, respectively. The following pro forma statements of loss do not reflect the gain for financial statement purposes incurred as a result of the sale.

                                       Pro Forma Statements of Loss
                                                (Unaudited)
                                        For the six months ended
                                               June 30, 1995

                               As Reported      Adjustments          Pro Forma
Total Revenue                  $ 4,115,092       $ (327,226)  (2)   $ 3,787,866




Operating expenses                 929,220           (2,848)  (2)       926,372
General and administrative         140,833           (8,176)  (2)       132,657

Property management fees           179,431           (9,817)  (2)       169,614
Maintenance                        285,744           (7,762)  (2)       277,982
Depreciation and amortization    1,498,430         (179,685)  (2)     1,318,745
Interest                         2,907,721         (254,282)  (2)     2,653,439

Property taxes                     215,468          (25,948)  (2)       189,520
Tenant reimbursements              (20,088)           1,785   (2)       (18,303)
Total expenses                   6,136,759         (486,733)  (2)     5,650,026


Net loss                       $(2,021,667)      $  159,507         $(1,862,160)


Per limited partnership unit:
Net loss                       $    (45.34)      $     3.58         $    (41.76)
Weighted average number of
   units                            44,139                               44,139


(2) Represents pro forma adjustments to remove revenues and expenses related to Building 47 of the Dayton Industrial Complex as a result of the sale. Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.


                                            Pro Forma Statements of Loss
                                                   (Unaudited)
                                           For the twelve months ended
                                                 December 31, 1994

                                    As Reported     Adjustments          Pro Forma
Total Revenue                       $ 9,029,829      $ (623,009) (2)   $ 8,406,820


Operating expenses                    1,454,310          (8,731) (2)     1,445,579
General and administrative              806,715         (22,032) (2)       784,683

Property management fees                401,005         (17,854) (2)       383,151
Maintenance                             805,333         (30,439) (2)       774,894
Depreciation and amortization         3,349,862        (338,923) (2)     3,010,939

Interest                              6,426,604        (494,403) (2)     5,932,201
Property taxes                          585,174         (49,423) (2)       535,751
Bad debt expense                         21,672              --             21,672
Tenant reimbursements                   (60,712)          4,201  (2)       (56,511)

Total expenses                       13,789,963        (957,604) (2)    12,832,359

Loss from operations                 (4,760,134)        334,595  (2)    (4,425,539)

Gain on sale of investment
  properties                          1,788,147              --          1,788,147
Loss on transfer of property
  in foreclosure                       (570,258)             --           (570,258)
Loss on disposal of property            (33,204)             --            (33,204)
Loss before extraordinary item       (3,575,449)        334,595         (3,240,854)

Extraordinary gain on early
   extinguishment of debt             2,243,516              --          2,243,516
Net loss                            $(1,331,933)     $  334,595        $  (997,338)


Per limited partnership unit:
   Loss before extraordinary item   $    (80.19)     $     7.50        $    (72.69)
   Income from extraordinary item         50.32              --              50.32

Net loss                            $    (29.87)     $     7.50        $    (22.37)
Weighted average number of
   units                                 44,139                             44,139

(2) Represents pro forma adjustments to remove revenues and expenses related to Building 47 of the Dayton Industrial Complex as a result of the sale. Certain reclassifications have been made to the 1994 balances to conform to the 1995 presentation.




                                  EXHIBIT INDEX

EXHIBIT

10.13 Purchase Agreement - Building 47 of the Dayton Industrial Complex - between the Partnership and Miller-Valentine Partners, dated March 20, 1995.

10.14 Amendment to and Assignment of Purchase Agreement - Building 47 of the Dayton Industrial Complex - between the Partnership, Miller-Valentine Partners and Mid-States Development Company, dated April 27, 1995.

10.15 Amendment to Purchase Agreement - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated June 15, 1995.

10.16 Third Amendment to Purchase Agreement - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated July 19, 1995.

10.17 Assignment of Permits, Etc. - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated August 22, 1995.

10.18 Assignment and Assumption of Leases and Security Deposits - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated August 22, 1995.

10.19 Assignment of Warranties - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated August 22, 1995.

10.20 Bill of Sale and Assignment - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated August 22, 1995.

10.21 Limited Warranty Deed - Building 47 of the Dayton Industrial Complex - between the Partnership and Mid-States Development Company, dated August 22, 1995.






                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANGELES PARTNERS XIV

                                             By:  Angeles Realty Corporation II
                                                  Managing General Partner

                                             By:  /s/ Carroll D. Vinson
                                                  Carroll D. Vinson
                                                  President

                                             By:  /s/ Robert D. Long, Jr.
                                                  Robert D. Long, Jr.
                                                  Controller, Principal
                                                  Accounting Officer

                                             Date: September 15, 1995